UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2011
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
A. Indenture
     On April 18, 2011, Stewart Enterprises, Inc. (the “Company”) and certain of the Company’s subsidiaries (the “Guarantors”) completed its previously announced private offering of $200,000,000 aggregate principal amount of 6.50% Senior Notes due 2019 (the “Senior Notes”) pursuant to the terms of a purchase agreement, dated April 4, 2011, by and among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., BBVA Securities, Inc. and Morgan Keegan & Company, Inc. (the “Initial Purchasers”).
     The Senior Notes were issued pursuant to an indenture entered into on April 18, 2011 (the “Indenture”) by and among the Company, the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”). The Company will pay interest on the Senior Notes on April 15 and October 15 of each year, beginning October 15, 2011. The Senior Notes will mature on April 15, 2019.
     The Senior Notes are guaranteed, jointly and severally, by the Guarantors, and are the Company’s, and the guarantees of the Senior Notes are the Guarantors’, general unsecured and unsubordinated obligations, and rank equally in right of payment with all of the Company’s, in the case of the Senior Notes, and the Guarantors’, in the case of their guarantees of the Senior Notes, existing and future unsubordinated indebtedness and senior to any existing and future subordinated indebtedness. In addition, the Senior Notes effectively rank junior to any of the Company’s, and the guarantees of the Senior Notes effectively rank junior to the Guarantors’, existing and future secured indebtedness, including obligations under the Company’s senior secured credit facility, to the extent of the assets securing such indebtedness.
     The Indenture contains, among other things, affirmative and negative covenants that will, among other things, limit the Company’s and the Guarantors’ ability to engage in sale and leaseback transactions, effect a consolidation or merger or sell, transfer, lease, or otherwise dispose of all or substantially all assets, and create liens on assets. Upon the occurrence of a “Change in Control” (as defined in the Indenture), each holder of the Senior Notes will have the right to require the Company to purchase that holder’s Senior Notes for a cash price equal to 101% of their principal amount. The Notes are redeemable on or after April 15, 2014 at redemption prices specified in the Indenture, and prior to April 15, 2014 at a “make-whole” premium described in the Indenture. Upon the occurrence of certain “Events of Default” (as defined in the Indenture), the Trustee or the holders of the Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.
     The Senior Notes are being offered by the Initial Purchasers only to qualified institutional buyers in accordance with Rule 144A of the Securities Act of 1933 (the “Securities Act”), and outside the United States in compliance with Regulation S under the Securities Act. Unless they are registered, the Senior Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable laws of other jurisdictions.
     A copy of the Indenture and form of Senior Note are filed as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference. The descriptions of the Indenture and the Senior Notes contained herein are qualified in their entirety by the full text of such exhibits.
B. Registration Rights Agreement
     In connection with the issuance of the Senior Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of April 18, 2011, with the Initial Purchasers whereby the Company agreed to offer to exchange the Senior Notes for a new issue of substantially identical notes registered under the Securities Act.
     Under the Registration Rights Agreement, the Company is required, at its own cost, to file an exchange offer registration statement with the Securities and Exchange Commission, use its reasonable best efforts to cause the exchange offer registration statement to be declared effective and consummate the exchange offer within 210 days after April 18, 2011. In the event the Company breaches its obligations under the Registration Rights Agreement, it will be obligated to pay additional interest to the holders of the Senior Notes.

     A copy of the Registration Rights Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01(A), which is incorporated herein by reference, with respect to the completion on April 18, 2011 of the Company’s previously announced private offering of $200,000,000 aggregate principal amount of 6.50% Senior Notes due 2019.
Item 8.01 Other Events.
     See Item 1.01, which is incorporated herein by reference, with respect to the completion on April 18, 2011 of the Company’s previously announced private offering of $200,000,000 aggregate principal amount of 6.50% Senior Notes due 2019.
     On April 18, 2011, the Company announced that it had accepted for purchase and payment all of the approximately $194,188,000 million of its $200,000,000 aggregate principal amount of 6.25% Senior Notes due 2013 that were validly tendered prior to 5:00 p.m., New York City time, on April 15, 2011 and not validly withdrawn pursuant to its previously announced cash tender offer and consent solicitation, which commenced on April 4, 2011. The tender offer will expire May 2, 2011, unless extended by the Company. Also on April 18, 2011, the Company called the remaining 6.25% Senior Notes due 2013 for redemption on May 18, 2011 at the redemption price of 100.000% of the principal amount, plus accrued and unpaid interest to the redemption date. A copy of the press release issued by the Company on April 18, 2011 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
4.1	Indenture dated as of April 18, 2011 by and among Stewart Enterprises, Inc., the Guarantors and U.S. Bank National Association, as trustee, with respect to the 6.50% Senior Notes due 2019

4.2	Form of 6.50% Senior Note due 2019

10.1	Registration Rights Agreement dated as of April 18, 2011 by and among Stewart Enterprises, Inc., the Guarantors and the Initial Purchasers

99.1
Press release by Stewart Enterprises, Inc., dated April 18, 2011, announcing completion of offering of $200 million 6.50% senior notes due 2019 and acceptance for purchase and payment with respect to its 6.25% senior notes due 2013 and call of remaining 6.25% senior notes due 2013 for redemption

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
April 19, 2011	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture dated as of April 18, 2011 by and among Stewart Enterprises, Inc., the Guarantors and U.S. Bank National Association, as trustee, with respect to the 6.50% Senior Notes due 2019

4.2	Form of 6.50% Senior Note due 2019

10.1	Registration Rights Agreement dated as of April 18, 2011 by and among Stewart Enterprises, Inc., the Guarantors and the Initial Purchasers

99.1
Press release by Stewart Enterprises, Inc., dated April 18, 2011, announcing completion of offering of $200 million 6.50% senior notes due 2019 and acceptance for purchase and payment with respect to its 6.25% senior notes due 2013 and call of remaining 6.25% senior notes due 2013 for redemption